SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8K

       Current Report Pursuant to Section 13 or 15(d) of
              The Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported): December 4,
                              2002


                        JOHNSON & JOHNSON

     (Exact name of registrant as specified in its charter)


    New Jersey             1-3215              22-1024240

(State or other           Commission       (I.R.S. Employer
jurisdiction              File Number)    Identification No.)
of incorporation)



 One Johnson & Johnson Plaza, New Brunswick, New Jersey   08933

           (Address of principal executive offices)    (zip code)


Registrant's telephone number including area code: (732) 524-0400
Item 5.   Other Events.

On December 2, 2002, Johnson & Johnson ("J&J") issued the attached press release statement on the change in European labeling for EPREX/ERYPO (epoetin alfa) that is filed as Exhibit
99.15 to this Form 8K.

Item 7. Financial Statements, Pro Forma Financial Information and
Exhibits.

(c)  Exhibits

Exhibit No.       Description of Exhibit

99.15     Press Release dated December 2, 2002.





                            SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   JOHNSON & JOHNSON




Date: December 4, 2002        By: /s/ Stephen J. Cosgrove
                              Stephen J. Cosgrove
                              Chief Accounting Officer